[Banc Of America Securities LOGO]




MBS New Issue Term Sheet

Wells Fargo Mortgage Backed Securities 2005-AR10

Issuer

Mortgage Pass-Through Certificates, Series 2005-AR10
$3,556,984,000 (approximate)

Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 2-A-8,
2-A-9, 2-A-10, 2-A-11, 2-A-12, 2-A-13, 2-A-14, 2-A-15, 2-A-16, 2-A-17, 2-A-19
and 2-A-20 (Offered Certificates)

Wells Fargo Asset Securities Corporation

Depositor

Wells Fargo Bank, N.A.

Master Servicer


May 9, 2005




--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

                                                        Last Scheduled       Certificate
             Principal           WAL (Yrs)             Prin Pmt (Mths)         Interest
Class       Balance $(1)   (Roll(4)/Call/Mat) (2)   (Roll(4)/Call/Mat) (2)   Rate Type(8)             Tranche Type
---------   ------------   ----------------------   ----------------------   ------------    -------------------------------
1-A-1        603,759,000     2.85 / 5.09 / 5.51         58 / 153 / 358                 (5)     Super Senior - Pass Through
1-A-2         32,689,000     2.85 / 5.09 / 5.51         58 / 153 / 358                 (5)    Senior Support - Pass Through
1-A-R                100                   Information Not Provided Herein                              Residual
2-A-1        292,054,000     2.88 / 5.11 / 5.53         59 / 153 / 359                 (6)        Senior - Pass Through
2-A-2        277,053,000     2.88 / 5.11 / 5.53         59 / 153 / 359                 (6)     Super Senior - Pass Through
2-A-3         15,000,000     2.88 / 5.11 / 5.53         59 / 153 / 359                 (6)    Senior Support - Pass Through
2-A-4(3)     200,000,000            2.89                      47                       (6)        Senior - Pass Through
2-A-5        105,766,000     1.85 / 1.96 / 1.96          40 / 52 / 52                  (6)       Senior - Sequential Pay
2-A-6        352,837,000     4.03 / 8.63 / 9.53         59 / 153 / 359                 (6)       Senior - Sequential Pay
2-A-7        100,000,000     1.25 / 1.25 / 1.25          31 / 31 / 31                  (6)       Senior - Sequential Pay
2-A-8         47,669,000     3.11 / 3.45 / 3.45          40 / 52 / 52                  (6)       Senior - Sequential Pay
2-A-9(3)     167,284,000            0.50                      11                       (6)       Senior - Sequential Pay
2-A-10(3)     97,104,000            1.25                      18                       (6)       Senior - Sequential Pay
2-A-11(3)     50,000,000            0.78                      18                       (6)       Senior - Sequential Pay
2-A-12(3)    159,197,000            2.00                      29                       (6)       Senior - Sequential Pay
2-A-13(3)    186,582,000            3.10                      45                       (6)       Senior - Sequential Pay
2-A-14(3)     87,408,000            3.93                      47                       (6)       Senior - Sequential Pay
2-A-15(3)    269,139,000            3.93                      47                       (6)    Super Senior - Sequential Pay
2-A-16(3)     22,466,000            3.93                      47                       (6)   Senior Support - Sequential Pay
2-A-17(3)    350,000,000            3.93                      47                       (7)       Senior - Sequential Pay
2-A-18       350,000,000                   Information Not Provided Herein                            Interest Only
2-A-19(3)     83,177,000            1.95                      47                       (7)       Senior - Sequential Pay
2-A-20(3)     57,800,000            1.95                      47                       (7)       Senior - Sequential Pay
B-1           52,981,000                                                                               Subordinate
B-2           18,269,000                                                                               Subordinate
B-3            9,135,000                   Information Not Provided Herein                             Subordinate
B-4            7,308,000                                                                               Subordinate
B-5            5,481,000                                                                               Subordinate
B-6            3,652,754                                                                               Subordinate


             Collateral    Expected Credit     Expected
Class           Type       Enhancement(9)       Ratings
---------   ------------   ---------------    -----------
1-A-1         Group 1                 7.65%   AAA/Aaa(10)
1-A-2         Group 1                 2.65%     AAA(10)
1-A-R         Group 1                 2.65%       AAA
2-A-1         Group 2                 2.65%   AAA/Aaa(10)
2-A-2         Group 2                 7.65%   AAA/Aaa(10)
2-A-3         Group 2                 2.65%     AAA(10)
2-A-4(3)      Group 2                 2.65%   AAA/Aaa(10)
2-A-5         Group 2                 2.65%   AAA/Aaa(10)
2-A-6         Group 2                 2.65%   AAA/Aaa(10)
2-A-7         Group 2                 2.65%   AAA/Aaa(10)
2-A-8         Group 2                 2.65%   AAA/Aaa(10)
2-A-9(3)      Group 2                 2.65%   AAA/Aaa(10)
2-A-10(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-11(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-12(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-13(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-14(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-15(3)     Group 2                10.15%   AAA/Aaa(10)
2-A-16(3)     Group 2                 2.65%    AAA (10)
2-A-17(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-18        Group 2                 2.65%   AAA/Aaa(10)
2-A-19(3)     Group 2                 2.65%   AAA/Aaa(10)
2-A-20(3)     Group 2                 2.65%   AAA/Aaa(10)
B-1         Groups 1 & 2              1.20%       AA
B-2         Groups 1 & 2              0.70%        A
B-3         Groups 1 & 2              0.45%       BBB
B-4         Groups 1 & 2              0.25%       BB
B-5         Groups 1 & 2              0.10%        B
B-6         Groups 1 & 2              0.00%       NR


(1) The Certificate sizes are approximate and are subject to a +/- 10% variance. Sizing for Certificates will be based upon demand.

(2) The WAL and Last Scheduled Principal Payment to Roll for the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates are shown to 15% CPB. The WAL and Last Scheduled Principal Payment to Call and to Maturity for the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-5, Class 2-A-6, Class 2-A-7 and Class 2-A-8 Certificates are shown to 15% CPR. The Class 2-A-4, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-19 and Class 2-A-20 Certificates are Redemption Certificates and are shown at 15% CPR to their Mandatory Redemption Date.

(3) The Class 2-A-4, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15, Class 2-A-16, Class 2-A-17, Class 2-A-19 and Class 2-A-20 Certificates are subject to a Mandatory Redemption beginning on the April 2009 Payment Date.


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

(4) "Roll" is the initial adjustment date for each underlying hybrid ARM collateral repline (where applicable).

(5) For each Distribution Date, interest will accrue on the Class 1-A-1 and Class 1-A-2 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial Distribution Date in June 2005, this rate is expected to be approximately 4.12211% per annum.

(6) For each Distribution Date, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 2-A-7, Class 2-A-8, Class 2-A-9, Class 2-A-10, Class 2-A-11, Class 2-A-12, Class 2-A-13, Class 2-A-14, Class 2-A-15 and Class 2-A-16 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date). For the initial Distribution Date in June 2005, this rate is expected to be approximately 4.11038% per annum.

(7) For each Distribution Date through April 2009, interest will accrue on the Class 2-A-17, Class 2-A-19 and Class 2-A-20 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ], minus [ ] and plus [ ], respectively. For each Distribution Date after April 2009, interest will accrue on the Class 2-A-17, Class 2-A-19 and Class 2-A-20 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Scheduled Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


(8) The Certificate coupons are approximate and subject to a +/-5 basis point variance. All Certificates pricing will be subject to yield maintenance upon delivery of the actual coupon rate prior to the closing date.

(9) The credit enhancement sizes are preliminary and subject to change based upon the final pool as of the Cut-off Date and any additional rating agency analysis.

(10) All of the Securities Offered (other than the Class 1-A-2, Class 2-A-3 and Class 2-A-16) are expected to be rated AAA, or its equivalent, by at least two of Standard & Poor's, Moody's, Fitch and/or Dominion. The Class 1-A-2, Class 2-A-3 and Class 2-A-16 Certificates are expected to be rated AAA, or its equivalent, by at least one of Standard & Poor's, Moody's, Fitch and/or Dominion.


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------
Transaction:                       Wells Fargo Mortgage Backed Securities
                                   2005-AR10
                                   Mortgage Pass-Through Certificates, Series
                                   2005-AR10

Lead Manager (Book Runner):        Banc of America Securities LLC.

Master Servicer:                   Wells Fargo Bank, N.A.

Trustee:                           Wachovia Bank, National Association

Rating Agencies:                   At least two of Fitch, Standard & Poor's,
                                   Dominion and Moody's will rate the Offered
                                   Certificates.

Securities Offered:                $603,759,000 Class 1-A-1 Certificates
                                   $32,689,000 Class 1-A-2 Certificates
                                   $292,054,000 Class 2-A-1 Certificates
                                   $277,053,000 Class 2-A-2 Certificates
                                   $15,000,000 Class 2-A-3 Certificates
                                   $200,000,000 Class 2-A-4 Certificates
                                   $105,766,000 Class 2-A-5 Certificates
                                   $352,837,000 Class 2-A-6 Certificates
                                   $100,000,000 Class 2-A-7 Certificates
                                   $47,669,000 Class 2-A-8 Certificates
                                   $167,284,000 Class 2-A-9 Certificates
                                   $97,104,000 Class 2-A-10 Certificates
                                   $50,000,000 Class 2-A-11 Certificates
                                   $159,197,000 Class 2-A-12 Certificates
                                   $186,582,000 Class 2-A-13 Certificates
                                   $87,408,000 Class 2-A-14 Certificates
                                   $269,139,000 Class 2-A-15 Certificates
                                   $22,466,000 Class 2-A-16 Certificates
                                   $350,000,000 Class 2-A-17 Certificates
                                   $83,177,000 Class 2-A-19 Certificates
                                   $57,800,000 Class 2-A-20 Certificates

Closing Date:                      May 18, 2005.

Distribution Date:                 25th of each month, or the next succeeding
                                   business day (First Distribution Date: June
                                   27, 2005)

Cut-Off Date:                      May 1, 2005

Class A Certificates:              Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
                                   2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4,
                                   Class 2-A-5, Class 2-A-6, Class 2-A-7, Class
                                   2-A-8, Class 2-A-9, Class 2-A-10, Class
                                   2-A-11, Class 2-A-12, Class 2-A-13, Class
                                   2-A-14, Class 2-A-15, Class 2-A-16, Class
                                   2-A-17, Class 2-A-18, Class 2-A-19 and Class
                                   2-A-20 Certificates (each a "Class A
                                   Certificate").
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

Subordinate Certificates:          The Class B-1, Class B-2, Class B-3, Class
                                   B-4, Class B-5 and Class B-6 Certificates
                                   (also the "Class B Certificates" and each a "Subordinate Certificate").

Redemption Certificates:           Class 2-A-4, Class 2-A-9, Class 2-A-10, Class
                                   2-A-11, Class 2-A-12 Class 2-A-13, Class
                                   2-A-14, Class 2-A-15, Class 2-A-16, Class
                                   2-A-17, Class 2-A-19 and Class 2-A-20
                                   Certificates (each a "Redemption
                                   Certificate").

Super Senior Certificates:         Class 1-A-1, Class 2-A-2 and Class 2-A-15
                                   Certificates (each a "Super Senior
                                   Certificate").

Super Senior Support               Class 1-A-2, Class 2-A-3, and Class 2-A-16
Certificates:                      Certificates (each a "Super Senior Support
                                   Certificate").

Mandatory Redemption:              Five business days prior to the Distribution
                                   Date in April 2009 (the "Auction Distribution
                                   Date"), the Auction Administrator will
                                   auction the Redemption Certificates to third party investors. The proceeds of the auction and amounts received from the Par Auction
                                   Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Redemption
                                   Certificates on the Auction Distribution
                                   Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator. The Par Auction
                                   Counterparty, pursuant to a Par Price Payment
                                   Agreement with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Redemption
                                   Certificates, that excess will not be paid to certificate holders.

Par Auction Counterparty:          Bank of America, N.A.

Par Price:                         With respect to each Redemption Certificate,
                                   the sum of (i) 100% of the Certificate
                                   Balance of such Certificate on the Auction
                                   Distribution Date (after giving effect to all distributions and the allocation of Realized
                                   Losses on such date) and (ii) accrued
                                   interest on such Certificate, at the
                                   pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction Distribution Date.

Auction Price:                     The price at which the Auction Administrator
                                   sells each of the Redemption Certificates to third-party investors.

Day Count:                         30/360

Pricing Speed:                     15% CPB for all of the Certificates (other
                                   than the Redemption Certificates).

                                   15% CPR for the Redemption Certificates.

Clearing:                          DTC, Clearstream and Euroclear.
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

                                      Original Certificate                           Incremental
Denominations:                                Form           Minimum Denominations   Denominations
                                      --------------------   ---------------------   -------------

 Offered Class A Certificates
(other than Super Senior Support
Certificates):                             Book Entry                $25,000             $1,000

Super Senior Support
Certificates:                              Book Entry               $100,000             $1,000


SMMEA Eligibility:                 The Class A Certificates are expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility:                 Subject to the considerations in the
                                   prospectus supplement, the Offered
                                   Certificates are expected to be eligible for purchase by certain ERISA plans.

Tax Structure:                     REMIC

Stated Final:                      The Stated Final for the Redemption
                                   Certificates will be April 25, 2009.

Legal Final:                       Loan Group 1: April 25, 2035
                                   Loan Group 2: May 25, 2035

Clean Up Call Date:                The first Distribution Date on which the
                                   aggregate Scheduled Principal Balance of the Mortgage Loans is less than 10% of its aggregate initial principal balance as of the Cut-off Date.

Administrative Fee Rate:           The Administrative Fee Rate with respect to
                                   the Trust is payable out of the interest payments received on each Mortgage Loan. The
                                   "Administrative Fee Rate" consists of (a) servicing compensation payable to the
                                   Servicer in respect of its servicing
                                   activities (the "Servicing Fee Rate") and (b) fees paid to the Master Servicer ("Master
                                   Servicer Fee Rate"). The Administrative Fee
                                   Rate will accrue on the Scheduled Principal
                                   Balance of each Mortgage Loan at a rate equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Master Servicing Fee
                                   Rate. The Servicing Fee Rate will be 0.250% per annum. The Master Servicing Fee Rate will be 0.010% per annum.

Compensating Interest:             The aggregate servicing fee payable to the
                                   Master Servicer for any month will be reduced by an amount equal to the lesser of (i) the aggregate prepayment interest shortfall for such Distribution Date and (ii) the lesser of
                                   (X) the product of (A) 1/12th of 0.20% and
                                   (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution
                                   Date and (Y) the Available Master Servicing
                                   Compensation for such Distribution Date.
                                   Compensating Interest is not paid on
                                   curtailments.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution
                                   Date, the excess of its mortgage interest
                                   rate over the related Administrative Fee
                                   Rate.
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

Net WAC: For any Loan Group and any Distribution Date, the weighted average of the Net Mortgage Interest Rates of the related Mortgage Loans, weighted on the basis of their Scheduled Principal Balances on the Due Date in the month preceding the month of such Distribution Date after giving effect to principal prepayments in the related Prepayment Period.


Interest Accrual:                  Interest will accrue on the Class Certificate
                                   Balances of the Class A Certificates during each one-month period beginning on the first day of the prior month through the last day of the month before the month in which each Distribution Date occurs (each, an "Interest
                                   Accrual Period"). The initial Interest
                                   Accrual Period will be deemed to have
                                   commenced on May 1, 2005.


Optimal Principal Amount:          With respect to each Distribution Date will
                                   be an amount equal to the sum of:

                                   (I) for each outstanding Mortgage Loan in the related Loan Group (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) the sum of:

                                         (i) the applicable Class Percentage of
                                         the scheduled payment of principal due
                                         on such Mortgage Loan on the first day
                                         of the month in which the Distribution
                                         Date occurs;

                                         (ii) the applicable Class Prepayment
                                         Percentage of all Unscheduled Principal
                                         Receipts (other than Recoveries) that
                                         were received by a Servicer with
                                         respect to such Mortgage Loan during
                                         the Unscheduled Principal Receipt
                                         Period relating to such Distribution
                                         Date for each applicable type of
                                         Unscheduled Principal Receipt;

                                         (iii) the applicable Class Prepayment
                                         Percentage of the Scheduled Principal
                                         Balance of such Mortgage Loan which,
                                         during the one month period ending on
                                         the day preceding the Determination
                                         Date for such Distribution Date, was
                                         repurchased by the Seller; and

                                         (iv) the applicable Class Percentage of
                                         the excess of the unpaid principal
                                         balance of any Mortgage Loan for which
                                         a Mortgage Loan was substituted during
                                         the one month period ending on the day
                                         preceding the Determination Date for
                                         such Distribution Date over the unpaid
                                         principal balance of such substituted
                                         Mortgage Loan, less the amount
                                         allocable to the principal portion of
                                         any unreimbursed advances in respect of
                                         such Mortgage Loan; and

                                   (II) in the case of the Class A Certificates
                                   of a Group and each Class of Class B
                                   Certificates, the applicable Class Prepayment Percentage of any Recoveries.
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Summary of Terms (Cont.)
--------------------------------------------------------------------------------

Group 1 Principal Distributions:   The Senior Principal Distribution Amount for
                                   Group 1 will generally be allocated first to the Class 1-A-R and then pro-rata to the Class 1-A-1 and Class 1-A-2 Certificates, until their respective Class Certificate
                                   Balances have been reduced to zero.

Group 2 Principal Distributions:   The Senior Principal Distribution Amount for
                                   Group 2 will be allocated as follows:

                                   Concurrently,
                                        I. 19.9999931519% as follows:
                                               A. To 2-A-1, 2-A-2, 2-A-3, pro
                                               rata, until retired

                                         II. 6.8480580277% to 2-A-4, until
                                         retired

                                         III. 25.5860225657% as follows:
                                               A. To 2-A-5, 2-A-19, 2-A-20,
                                               2-A-7, 2-A-8, allocated as
                                               follows:
                                                      1. Concurrently,
                                                          a) 62.5597091366% to
                                                          2-A-5, 2-A-19, 2-A-20,
                                                          pro rata, until
                                                          retired
                                                          b). 37.4402908634% to
                                                          2-A-7, 2-A-8, in that
                                                          order, until retired
                                               B. To 2-A-6, until retired

                                         IV. 47.5659262546% as follows:
                                               A. To 2-A-9, 2-A-10, 2-A-11,
                                               allocated as follows:
                                                      Concurrently,
                                                          a) 84.0960850923% to
                                                          2-A-9, 2-A-10, in that
                                                          order, until retired
                                                          b) 15.9039149077% to
                                                          the 2-A-11, until
                                                          retired
                                               B. To 2-A-12, 2-A-13, in that
                                               order, until retired
                                               C. To 2-A-14, 2-A-15, 2-A-16,
                                               2-A-17, pro rata, until retired:

Senior Percentage:                 The Senior Percentage for a Loan Group on any
                                   Distribution Date will equal the lesser of
                                   (x) 100% and (y) the percentage obtained by dividing (i) the aggregate Class Certificate
                                   Balance of the senior certificates related to such Loan Group immediately prior to such date, by (ii) the aggregate Scheduled
                                   Principal Balance of the Mortgage Loans in the related Loan Group for the preceding Due
                                   Date after giving effect to principal
                                   prepayments in the related Unscheduled
                                   Principal Receipt Period.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group
                                   for any Distribution Date will equal 100% minus the Senior Percentage for such Loan
                                   Group for such date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for a
                                   Loan Group for any Distribution Date will
                                   equal 100% minus the Senior Prepayment
                                   Percentage for such Loan Group for such date.
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Distributions on Certificates
--------------------------------------------------------------------------------

Senior Prepayment Percentage:      For the following Distribution Dates, will be as follows:
                                   Distribution Date                 Senior Prepayment Percentage
                                   -----------------                 ----------------------------
                                   June 2005 through May 2012        100%;

                                   June 2012 through                 the applicable  Senior Percentage plus, 70% of the
                                   May 2013                          applicable Subordinate Percentage;

                                   June 2013 through                 the applicable  Senior Percentage plus, 60% of the
                                   May 2014                          applicable Subordinate Percentage;

                                   June 2014 through                 the applicable  Senior Percentage plus, 40% of the
                                   May 2015                          applicable Subordinate Percentage;

                                   June 2015 through                 the applicable  Senior Percentage plus, 20% of the
                                   May 2016                          applicable Subordinate Percentage;

                                   June 2016 and thereafter          the applicable Senior Percentage;
                                   provided, however,

                                   (i)      if on any Distribution Date the
                                            aggregate Senior Percentage exceeds
                                            the aggregate Senior Percentage
                                            calculated as of the Closing Date,
                                            then the Senior Prepayment
                                            Percentage for both groups for such
                                            Distribution Date will equal 100%,

                                   (ii) if on any Distribution Date prior to the June 2008 Distribution Date, prior to giving effect to any distributions on such Distribution Date, the aggregate Subordinate Percentage is greater than twice the aggregate Subordinate Percentage calculated as of the Closing Date, then the Senior Prepayment
                                            Percentage for each group for that
                                            Distribution Date will equal the
                                            applicable Senior Percentage plus
                                            50% of the related Subordinate
                                            Percentage, and

                                   (iii)    if on or after the June 2008
                                            Distribution Date, prior to giving
                                            effect to any distributions on such
                                            Distribution Date, the aggregate
                                            Subordinate Percentage is greater
                                            than twice the aggregate Subordinate
                                            Percentage calculated as of the
                                            Closing Date, then the Senior
                                            Prepayment Percentage for each group
                                            for that Distribution Date will
                                            equal the applicable Senior
                                            Percentage.
--------------------------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Preliminary Credit Support for Class A Certificates
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for the Group 1 and Group 2 Senior Certificates. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------


                      Subordination of Class B Certificates
                |     -------------------------------------    ^
                |                    Class A                   |
                |            Credit Support [2.65%]            |
                |     -------------------------------------    |
                |                   Class B-1                  |
                |            Credit Support [1.20%]            |
                |     -------------------------------------    |
                |                   Class B-2                  |
                |            Credit Support [0.70%]            |
Priority of     |    -------------------------------------     |    Order of
  Payment       |                   Class B-3                  |      Loss
                |            Credit Support [0.45%]            |   Allocation
                |     -------------------------------------    |
                |                   Class B-4                  |
                |            Credit Support [0.25%]            |
                |     -------------------------------------    |
                |                   Class B-5                  |
                |            Credit Support [0.10%]            |
                |     -------------------------------------    |
                |                   Class B-6                  |
                |            Credit Support [0.00%]            |
                V     -------------------------------------    |




--------------------------------------------------------------------------------
       Preliminary Priority of Distributions for the Class A Certificates
--------------------------------------------------------------------------------
Distributions to each Group and the related Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------


                      Preliminary Priority of Distributions

         --------------------------------------------------------------
             First, to the Class A Certificates of each Group to pay
                                    Interest;
         --------------------------------------------------------------
                                        |
                                        |
                                        V
         --------------------------------------------------------------
            Second, to the Class A Certificates of each Group to pay
                                   Principal;
         --------------------------------------------------------------
                                        |
                                        |
                                        V
         --------------------------------------------------------------
                Third, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
         --------------------------------------------------------------
                                        |
                                        |
                                        V
         --------------------------------------------------------------
           Fourth, to the residual certificate, any remaining amounts.
         --------------------------------------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

                         SENIOR PRINCIPAL DISTRIBUTIONS

-------------- -----------------------------------------------------------------------------

GROUP 1 SENIOR                               GROUP 2 SENIOR
     PDA                            PRINCIPAL DISTRIBUTION AMOUNT (PDA)
-------------- -----------------------------------------------------------------------------
     |                                          |
     |                                          |
     |               ----------------------------------------------------------------
     |               |          |         |           |            |                |
     |               |          |         |           |            |                |
     |               |          |         |           |            |                |
     V               V          V         V           V            V                V
--------------- ------------ -------- ---------- ---------- --------------- ----------------
     Class AR                                                 Class 2-A-9
---------------                                             ---------------   Class 2-A-11
   Class 1-A-1       Class              Class       Class     Class 2-A-10
       and           2-A-1,    Class    2-A-5,      2-A-7   --------------------------------
   Class 1-A-2,      Class     2-A-4    Class                        Class 2-A-12
     Pro-rata        2-A-2              2-A-19   ---------- --------------------------------
                      and               and                          Class 2-A-13
                     Class              Class       Class   --------------------------------
                     2-A-3,             2-A-20,     2-A-8            Class 2-A-14,
                    Pro-rata            Pro-rata                     Class 2-A-15,
                                                                 Class 2-A-16 and Class
                                      ---------------------             2-A-17,
                                           Class 2-A-6                 Pro-rata
--------------- ------------ -------- --------------------- --------------------------------


Banc Of America Securities LLC                                                 0
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Banc Of America Securities LOGO]

                Wells Fargo Mortgage Backed Securities 2005-AR10
                       Mortgage Pass-Through Certificates
                          $3,556,984,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       WFMBS 2005-AR10 Collateral Summary
--------------------------------------------------------------------------------

Description of The Mortgage Loans

The Aggregate Mortgage Loans consist of One-Year CMT based Relationship ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. All of the mortgage interest rates will be indexed to the One-Year CMT and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year CMT will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board, published in Federal Reserve Statistical Release H.15 (519) and most recently available as of the date 45 days before the applicable Adjustment Date. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which range from 8.375% to 10.375%. The effective minimum interest rate for substantially all of the Mortgage Loans will be its Gross Margin. Of the loans 73.008% require only the payment of interest until the 61st payment date.


None of the Mortgage Loans have a prepayment fee as of the date of origination.


For a more detailed description of the collateral characteristics of the deal please reference the WFMBS 2005-AR10 Collateral Appendix.
--------------------------------------------------------------------------------

                -----------------------------------------------
                        Collateral Group Characteristics
                -----------------------------------------------

                                        Group 1         Group 2
                                        -------         -------
                % Of Pool                17.893%        82.107%
                Gross WAC                4.3845%        4.3706%
                Net WAC                  4.1221%        4.1104%
                WA Remaining Term         346.3          346.9
                Gross Margin              2.750%         2.750%
                Initial Cap               5.001%         5.000%
                Periodic Cap              2.000%         2.000%
                Max Rate                  9.385%         9.371%
                Months to Roll             46.5           47.1
                % California             85.092%        87.367%
                WA OLTV                   65.83%         62.92%
                WA FICO                     744            739
                % Interest Only          68.429%        74.006%
                % PrePay Penalty          0.000%         0.000%


--------------------------------------------------------------------------------

Banc Of America Securities LLC                                                 0
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, regarding the assets backing any securities discussed herein, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
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